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                                                                    EXHIBIT 10.3


                      SENIOR SECURED NOTE ESCROW AGREEMENT


         This SENIOR SECURED NOTE ESCROW AGREEMENT (the "Agreement"), dated as of March 26, 1999, among United States Trust Company of New York, a corporation duly organized and existing under the laws of the State of New York and validly existing as a banking organization under the banking laws of the State of New York, as escrow agent (in such capacity, the "Escrow Agent"), United States Trust Company of New York, a corporation duly organized and existing under the laws of the State of New York and validly existing as a banking organization under the banking laws of the State of New York, as trustee (in such capacity, the "Trustee") under the Indenture (as defined herein), and RBF Finance Co., a Delaware corporation (the "Issuer").

                                    RECITALS

         A. Pursuant to the Indenture, dated as of March 26, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), among the Issuer, R&B Falcon Corporation, a Delaware corporation (the "Company"), as Guarantor and the Trustee, the Issuer is issuing $400,000,000 aggregate principal amount of its 11% Senior Secured Notes due 2006 and $400,000,000 aggregate principal amount of its 11 3/8% Senior Secured Notes due 2009 (collectively, the "Secured Notes").

         B. The Issuer will enter into loan agreements with the Company (each an "Issuer Loan Agreement") and will use the proceeds of the Secured Notes to make loans pursuant to such Issuer Loan Agreements to the Company (each an "Issuer Loan") to finance all or a portion of certain costs of acquiring, constructing, altering, improving or repairing drilling rigs or drillships (individually, a "Mortgaged Rig") or improvements to be used in connection with the Mortgaged Rig, each such Issuer Loan to be secured by a Mortgage and/or an Issuer Security Agreement.

         C. As security for its obligations, among other things, under the Secured Notes and the Indenture, the Issuer is required to enter into a Senior Secured Note Security and Pledge Agreement of even date herewith (the "Secured Note Security Agreement") with United States Trust Company of New York, as Collateral Agent (the "Collateral Agent") and the Trustee in which the Issuer is granting Liens on the Issuer Loans, Issuer Loan Agreements and the Liens securing such Issuer Loans (the "Secured Note Collateral").

         D. As security for its obligations, among other things, under the Secured Notes and the Indenture, the Issuer is required to deposit the Initial Escrow Amount (as defined herein) in a special, segregated and irrevocable account in the name of and beneficially owned by the Issuer which is pledged to, and to be under the sole dominion and control of, the Trustee, acting for its benefit and the equal and ratable benefit of the Holders of the Secured Notes, (the "Issuer Escrow Account") pending the investment of such amounts in the Issuer Loans in accordance with the Indenture and the Issuer Loan Agreements.



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         E.  Under the terms of the Indenture and the Secured Note Security
Agreement, the Issuer is required to pay all payments of principal, interest, commitment fees and other obligations on such Issuer Loans and Issuer Loan Agreements, whether proceeds of the Secured Note Collateral or otherwise, consisting of cash or cash equivalents to the Trustee for deposit in the Escrow Account.

         F. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Escrow Account and released from the security interest and Liens created hereby.


                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Terms used herein and not defined herein shall have the meanings as defined in the Indenture. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

         "Affiliates" of any specified person means (i) any other person which, directly or indirectly, is in control of, is controlled by or is under common control with such specified person or (ii) any other person who is a director or officer (A) of such specified person, (B) of any subsidiary of such specified person or (C) of any person described in clause (i) above or (iii) any person in which such person has, directly or indirectly, a 5% or greater voting or economic interest or the power to control. For purposes of this definition, control of a person means the power, directly or indirectly, to direct or cause the direction of the management or policies of such person whether through the ownership of voting securities or by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applied" means that disbursed funds have been applied pursuant to
Section 3(a) or pursuant to Section 6(b)(iii).

         "Available Funds" means (A) the sum of (i) all amounts deposited in the Escrow Account from time to time and (ii) interest earned or dividends paid on the funds in the Escrow Account (including holdings of Eligible Cash Equivalents), less (B) the aggregate disbursements previously made pursuant to this Agreement.

         "Cash Equivalents" means (i) U.S. Governmental Obligations with a maturity of four years or less; (ii) commercial paper issued by any corporation if such commercial paper has credit ratings of at least "A-1" from S&P or at least "P-1" by Moody's; (iii) certificates of deposit, bankers' acceptances, time deposits, Eurocurrency Deposits and similar types of Investments routinely offered by commercial banks with final maturities of one year or less issued by commercial banks having combined capital and surplus in excess of $100,000,000; and (iv) shares in money market mutual or similar funds having assets in excess of $100,000,000

         "Collateral" shall have the meaning given in Section 6(a) hereof.



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         "Disbursement Request" means a notice sent by the Issuer and certified by the Trustee to the Escrow Agent requesting a disbursement of funds from the Escrow Account, in substantially the form of Exhibit A hereto. Each Disbursement Request shall be signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Vice President of the Issuer and a Responsible Officer of the Trustee.

         "Eligible Cash Equivalents" means (i) U.S. Governmental Obligations with a maturity of four years of less; (ii) commercial paper issued by any corporation if such commercial paper has credit ratings of at least "A-1" from S&P at least "P-1" by Moody's; (iii) certificates of deposit, bankers' acceptances, time deposits, Eurocurrency Deposits and similar types of Investments routinely offered by commercial banks with final maturities of one year or less issued by commercial banks having combined capital and surplus in excess of $100,000,000; and (iv) shares in money market mutual or similar funds having assets in excess of $100,000,000.

         "Escrow Account" shall have the meaning given in Section 2(b).

         "Escrow Account Statement" shall have the meaning given in Section
2(g).

         "Escrow Agent" shall have the meaning set forth in the preamble to this Agreement.

         "Event of Default" means an "Event of Default" as defined in Section
6.1 of the Indenture.

         "Initial Escrow Amount" shall mean $800,000,000 of the proceeds received by the Issuer from the sale of the Secured Notes pursuant to the Purchase Agreement.

         "Interest Payment Date" means March 15 and September 15 of each year, commencing on September 15, 1999, until the Secured Notes are paid in full.

         "Issue Date" means March 26, 1999.

         "Trustee" shall include any successor Trustee appointed pursuant to the Indenture.

         "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

         2.  Escrow Account; Escrow Agent.

         (a) Appointment of Escrow Agent. The Issuer and the Trustee hereby appoint the Escrow Agent, and the Escrow Agent hereby accepts appointment, as escrow agent, under the terms and conditions of this Agreement.



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         (b) Establishment of the Escrow Account. Concurrent with the execution and delivery hereof, the Escrow Agent shall establish and maintain in the name of the Issuer at Untied States Trust Company of New York, a special, segregated and irrevocable escrow account designated "Senior Secured Note Escrow Account pledged by RBF Finance Co. to United States Trust Company of New York, as Trustee" (the "Escrow Account"). All funds accepted by the Escrow Agent pursuant to this Agreement shall be deposited in the name of and beneficially owned by the Issuer and pledged to, and under the sole dominion and control of, the Trustee, acting for its benefit and the equal and ratable benefit of the Holders of the Secured Notes. All such funds shall be held in the Escrow Account until disbursed in accordance with the terms hereof. The Escrow Account, the funds held therein and any Eligible Cash Equivalents held by the Escrow Agent in which such funds are invested shall be beneficially owned by the Issuer and pledged to and under the sole dominion and control of the Trustee, acting for its benefit and the equal and ratable benefit of the Holders of the Secured Notes. Concurrently with the execution and delivery hereof, the Issuer shall deliver the Initial Escrow Amount to the Escrow Agent for deposit into the Escrow Account against the Escrow Agent's written acknowledgement and receipt of the Initial Escrow Amount.

         c) The Issuer shall provide notice to the Collateral Agent and the Trustee of the source of any moneys deposited to the Escrow Account other than the Initial Escrow Amount by reference to the applicable provisions of the Indenture and Issuer Loan Agreements and shall keep an ongoing record of the amounts so deposited and disbursed in accordance with this Escrow Agreement. It shall be the Issuer's responsibility to satisfy the Trustee as to the accounting for the Escrow Account, with a view to ensuring that the amounts required to be calculated for any disbursement are ascertainable.

         (d) Escrow Agent Compensation. The Issuer shall pay to the Escrow Agent such compensation for services to be performed by it under this Agreement as the Issuer and the Escrow Agent may agree in writing from time to time. The Escrow Agent shall be paid any compensation owed to it directly by the Issuer and shall not disburse from the Escrow Account any such amounts. The Issuer shall reimburse the Escrow Agent upon request for all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including compensation and the reasonable expenses and disbursements of its counsel. The Escrow Agent shall be paid any such expenses owed to it directly by the Issuer and shall not disburse from the Escrow Account any such amounts.

         The provisions of this Section 2(d) shall survive termination of this Agreement.

         (e) Investment of Funds in the Escrow Account. Pending investment thereof in accordance with the Indenture, funds deposited in the Escrow Account shall be invested and reinvested only upon the following terms and conditions:

             (i) Acceptable Investments. All funds deposited or held in the Escrow Account at any time shall be invested, at the direction of the Issuer except during the continuance of a Default or an Event of Default, and then only at the direction of the Trustee, by the Escrow Agent in Eligible Cash Equivalents which constitute



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         Permitted Investments for the Issuer in accordance with the Issuer's or the Trustee's written instructions, as applicable, from time to time to the Escrow Agent; provided, however, that any such written instruction shall specify the particular Investment to be made, shall contain the certification referred to in Section 2(e)(ii), if required, and shall be executed by any officer of the Issuer. All Eligible Cash Equivalents shall be assigned to and held in the possession of, or, in the case of Eligible Cash Equivalents maintained in book entry form with the Federal Reserve Bank, transferred to a book entry account in the name of, the Escrow Agent, as pledgee, with such guarantees as are customary, except that Eligible Cash Equivalents maintained in book entry form with the Federal Reserve Bank shall be transferred to a book entry account in the name of the Escrow Agent at the Federal Reserve Bank that includes only Eligible Cash Equivalents held by the Escrow Agent for its customers and segregated by separate recordation in the books and records of the Escrow Agent.

             (ii) Security Interest in and Lien on Investments. No investment of funds in the Escrow Account shall be made unless the Issuer has certified to the Escrow Agent and the Trustee that, upon such investment, the Trustee will have a first priority perfected Lien and security interest for the benefit of the Trustee and the equal and ratable benefit of the Holders of the Secured Notes in the applicable Investment. A certificate as to a class of investments need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments, which continued accuracy the Escrow Agent may conclusively assume. Promptly after the Issue Date, and within 3 months after the anniversary of the Issue Date, until the payment in full of the Secured Notes in accordance with the terms thereof and of the Indenture, and all other Obligations then due and owing under the Secured Notes, the Indenture, this Agreement and the Security Agreements (as defined in the Indenture), the Issuer shall provide to the Trustee and the Escrow Agent, an Opinion of Counsel, dated each such date as applicable, which opinion shall meet the requirements of Section 314(b) of the Trust Indenture Act of 1939, as amended (the "TIA").

             (iii) Interest and Dividends. All interest earned and dividends paid on funds invested in Eligible Cash Equivalents shall be deposited in the Escrow Account as additional Collateral beneficially owned by the Issuer and pledged to the Trustee, acting for its benefit and the equal and ratable benefit of the Holders of the Secured Notes, and shall be reinvested in accordance with the terms hereof.

             (iv) Limitation on Escrow Agent's Responsibilities. The Escrow Agent's sole responsibilities under this Section 2 shall be (A) to retain, or cause its agent in the State of New York to retain, possession of certificated Eligible Cash Equivalents (except, however, that the Escrow Agent may surrender possession of any such Eligible Cash Equivalent to the issuer thereof for the purpose of effecting assignment, crediting interest, or reinvesting such security or reducing such security to cash) and to be the registered or designated owner of Eligible Cash Equivalents which are not certificated, (B) to follow the Issuer's or



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         the Trustee's written instructions, as applicable, given in accordance with Section 2(e)(i), (C) to invest and reinvest funds pursuant to this
         Section 2(e) and (D) to use reasonable efforts to reduce to cash such Eligible Cash Equivalents as may be required to fund any disbursement or payment in accordance with Section 3. In connection with clause (i) above, the Escrow Agent will maintain, or cause its agent in the State of New York to maintain, continuous possession in the State of New York of certificated Eligible Cash Equivalents and cash included in the Collateral and will cause uncertificated Eligible Cash Equivalents to be registered in the book-entry system of, and transferred to an account of the Escrow Agent or a sub-agent of the Escrow Agent at, the Federal Reserve Bank of New York. Except as provided in Section 6, the Escrow Agent shall have no other responsibilities with respect to perfecting or maintaining the perfection of the Trustee's Liens and security interest in the Secured Note Collateral and shall not be required to file any instrument, document or notice in any public office at any time or times. In connection with clause (D) above, except as set forth below, the Escrow Agent shall not be required to reduce to cash any Eligible Cash Equivalents to fund any disbursement or payment in accordance with Section 3 in the absence of written instructions signed by an officer of the Issuer specifying the particular investment to liquidate unless a Default or Event of Default has occurred and is continuing, in which case such written instructions shall be signed by a Trust Officer of the Trustee. If no such written instructions are received, the Escrow Agent shall liquidate those Eligible Cash Equivalents having the lowest interest rate per annum, regardless of maturity, or if none such exist, those having the nearest maturity. The Escrow Agent shall have no duty to determine whether or not to file or record any document or instrument in connection with this Agreement, but will follow the instructions of the Trustee.

         (f) Substitution of Escrow Agent. The Escrow Agent may resign by giving not less than 30 days' prior written notice to the Issuer and the Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all funds and Eligible Cash Equivalents maintained by the Escrow Agent hereunder and copies of all books, records and other documents in the Escrow Agent's possession relating to such funds or Eligible Cash Equivalents or this Agreement to a successor Escrow Agent mutually approved by the Issuer and the Trustee (which approvals shall not be unreasonably withheld or delayed) and (ii) the Issuer, the Trustee and such successor Escrow Agent entering into this Agreement or any written successor agreement no less favorable to the interests of the Holders of the Secured Notes and the Trustee than this Agreement; and the Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith, except as set forth in Section 4. If a successor Escrow Agent has not been appointed or has not accepted such appointment within 30 days after notice of resignation is given to the Issuer, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent.



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         3.  Disbursements.

         (a) Disbursement Request; Disbursements.

             (i) On or before the Closing Date for an Issuer Loan, as determined by the applicable Issuer Loan Agreement, the Issuer and the Trustee shall submit to the Escrow Agent a completed Disbursement Request substantially in the form of Exhibit A hereto requesting funds from the Escrow Account in the amount of the aggregate principal amount of the advances to be made on such Issuer Loan on such Closing Date. In such Disbursement Request, the Company shall certify that it has satisfied the conditions set forth in Section 3.1 of the applicable Issuer Loan Agreement which it is required to satisfy prior to the Issuer's being requested to make such advances. The Trustee is not required to execute the Disbursement Request unless it has determined in its sole and absolute discretion that such preconditions have been satisfied. Provided that any such Disbursement Request is not rejected by it, the Escrow Agent, at least on (or if the Trustee and the Escrow Agent are not the same entity, two Business Days after) receipt of such Disbursement Request, shall disburse the funds requested in such Disbursement Request by wire or book-entry transfer of immediately available funds to the Trustee. The Escrow Agent shall notify the Trustee as soon as reasonably possible if any such Disbursement Request is rejected and the reason(s) therefor.

             (ii) At least two Business Days prior to any date on which a disbursement from the Escrow Account is required for a payment on the Secured Notes, including an Interest Payment Date, a Redemption Date or a Change of Control Payment Date, the Issuer and the Trustee shall submit to the Escrow Agent a completed Disbursement Request substantially in the form of Exhibit A hereto requesting funds from the Escrow Account in an amount equal to the aggregate amount of principal, premium, if any, and the interest (including Special Interest, if any, and Additional Amounts, if any) owed on the Secured Notes under the Indenture on such Interest Payment Date, Redemption Date or Change of Control Payment Date, as the case may be, unless the Issuer has disbursed and the Trustee has received funds from the Issuer in such amount on or before such Interest Payment Date, Redemption Date or Change of Control Payment Date.


             (iii) If an Event of Default under the Indenture has occurred and is continuing, the Trustee shall be entitled unilaterally to initiate withdrawals by executing a Disbursement Request which will be substantially similar to the form of Exhibit A but which need only to be executed by the Trustee.

         (b) Conditions Precedent to Disbursement. Subject to Section 4 and any mandatory provisions of applicable law, the Escrow Agent shall make the payments to be made pursuant to a completed Disbursement Request if (i) the Issuer shall have submitted, in accordance with the provisions of Section 3(a) herein, such Disbursement Request to the Escrow Agent substantially in the form of Exhibit A with blanks appropriately filled in containing the signed certification of the Trustee included in such form and (ii) the Escrow Agent shall not have received any notice from the Trustee that as a result of an Event of Default the Indebtedness represented by the Secured Notes has been accelerated and has become due and payable (in which event the Escrow Agent shall apply all Available Funds as required by Section 6(b)(iii)).



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         (c) No Distributions. Provided that no Event of Default has occurred and is continuing, the Issuer shall initiate all requests for withdrawal of funds from the Escrow Account by executing a Disbursement Request and submitting such request to the Trustee. However, the Issuer shall not be entitled to direct the Escrow Agent to make distributions from the Escrow Account except upon certification by the Trustee on a Disbursement Request that the applicable conditions of the Indenture and the applicable Issuer Loan Agreement have been satisfied, as provided in Section 3(a). The Trustee shall not, except following an Event of Default, be entitled unilaterally to initiate withdrawals.

         (d) Deposits Irrevocable. Any deposits made into the Escrow Account hereunder shall be irrevocable and the amount of such deposits and any instrument or security held in the Escrow Account hereunder and all interest thereon shall be held in trust by the Escrow Agent and applied solely as provided herein.


         4. Limitation of the Escrow Agent's Liability: Responsibilities of the Escrow Agent. The Escrow Agent's responsibility and liability under this Agreement shall be limited as follows: (i) the Escrow Agent does not represent, warrant or guaranty to the Holders of the Secured Notes from time to time the performance of the Issuer; (ii) the Escrow Agent shall have no responsibility to the Issuer or the Holders of the Secured Notes or the Trustee from time to time as a consequence of performance or non-performance by the Escrow Agent hereunder, except for any negligence or willful misconduct of the Escrow Agent;
(iii) the Issuer shall remain solely responsible for all aspects of the Issuer's business and conduct; and (iv) the Escrow Agent is not obligated to supervise, inspect or inform the Issuer or any third party of any matter referred to above.

         No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, the Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any funds or Eligible Cash Equivalents held by it hereunder, including without limitation any liability for any delay not resulting from negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

         The Escrow Agent shall be entitled to rely upon any judicial order or judgment, upon any written opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Issuer or the Trustee in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

         The Escrow Agent may act pursuant to the oral or written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to clause (ii) of



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the first paragraph of this Section 4) shall not be liable for any action taken or omitted in accordance with such advice.

         The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

         In the event of any ambiguity in the provisions of this Agreement with respect to any funds or property deposited hereunder, the Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such funds or property, and the Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing, satisfactory to the Escrow Agent, or the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense which the Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary.

         No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

         5. Indemnity. The Issuer shall indemnify, hold harmless and defend the Escrow Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Escrow Agent's performance under this Agreement, except to the extent that such liability, expense or claim is directly attributable to the negligence or willful misconduct of any of the foregoing persons. The provisions of this Section shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Escrow Agent. The provisions of this paragraph 5 shall survive the termination of this Agreement.

         6.  Grant of Liens and Security Interest: Instructions to Escrow Agent.

         (a) The Issuer hereby irrevocably grants a first priority security interest in and Lien on, and pledges, assigns and sets over to the Trustee, acting for its benefit and the equal and ratable benefit of the Holders of the Secured Notes, all of the Issuer's right, title and interest in the Escrow Account, and all property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Escrow Account, including, without limitation, all funds held therein, all Eligible Cash Equivalents held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2, and all proceeds thereof as well as all rights of the Issuer under this Agreement (collectively, the "Collateral"), in order to secure all obligations and indebtedness of the Issuer under the Secured Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by the Issuer, the Company as Guarantor or the



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Subsidiary Guarantors, if any, under the Indenture, the Guarantee, the
Subsidiary Guarantees or the Security Agreements to the Holders of the Secured Notes or to the Trustee. The Escrow Agent hereby acknowledges the Trustee's security interest and Lien as set forth above. The Issuer shall take all actions necessary on its part to insure the continuance of a first priority security interest in and Lien on the Collateral in favor of the Trustee in order to secure all such obligations and indebtedness.

         (b) The Issuer and the Trustee hereby irrevocably instruct the Escrow Agent to, and the Escrow Agent shall, (i) (A) at all times maintain sole dominion and control over funds and Eligible Cash Equivalents in the Escrow Account, acting for the benefit of the Trustee to the extent specifically required herein, (B) maintain, or cause its agent within the State of New York to maintain, possession of all certificated Eligible Cash Equivalents purchased hereunder that are physically possessed by the Escrow Agent in order for the Trustee to enjoy a continuous perfected first priority security interest therein under the law of the State of New York (the Issuer hereby agreeing that in the event any certificated Eligible Cash Equivalents are in the possession of the Issuer or a third party, the Issuer shall use its best efforts to deliver all such certificates to the Escrow Agent), (C) take all steps specified by the Issuer pursuant to paragraph (a) above to cause the Trustee to enjoy a continuous perfected first priority security interest and Liens under the New York Uniform Commercial Code and any applicable law of the State of New York in all Eligible Cash Equivalents purchased hereunder that are not certificated and
(D) maintain the Collateral free and clear of all Liens, security interests, safekeeping or other charges, demands and claims against the Escrow Agent of any nature now or hereafter existing in favor of anyone other than the Trustee; (ii) promptly notify the Trustee if the Escrow Agent receives written notice that any Person other than the Trustee has or claims to have a Lien on or security interest in any portion of the Collateral and (iii) upon receipt of written notice from the Trustee of the acceleration of the maturity of the Secured Notes, and direction from the Trustee to disburse all Available Funds to the Trustee, as promptly as practicable disburse all funds held in the Escrow Account to the Trustee and transfer title to all Eligible Cash Equivalents held by the Escrow Agent hereunder to the Trustee. The Escrow Agent shall not have any right to receive compensation from the Trustee and is without any authority to obligate the Trustee or to compromise or pledge its security interest and Lien hereunder. Accordingly, the Escrow Agent is hereby directed to cooperate with the Trustee in the exercise of its respective rights in the Collateral provided for herein.

         (c) Any money and Eligible Cash Equivalents collected by the Trustee pursuant to Section 6(b)(iii) shall be applied as provided in Section 6.2 of the Indenture.

         (d) Upon demand, the Issuer will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral. The Trustee shall be entitled to take all necessary action to preserve and protect the security interest created hereby as a Lien and encumbrance upon the Collateral.

         (e) The Issuer hereby appoints the Trustee as its attorney-in-fact with full power of substitution, exercisable upon the occurrence and during the continuance of a Default or Event of Default, to do any act which the Issuer is obligated hereto to do, and the Trustee may, but shall not be obligated to, exercise such rights as the Issuer might exercise with respect to the

Collateral and take any action in the Issuer's name to protect the Trustee' Liens and security interest hereunder. In addition to the rights provided under
Section 6(b)(iii) hereof, upon an Event of Default as defined in the Indenture and for so long as such Event of Default continues, the Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the New York Uniform Commercial Code or other applicable law, and the Trustee may also upon obtaining possession of the Collateral as set forth herein, without notice to the Issuer except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Issuer acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Issuer agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Issuer of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         7. Termination. This Agreement shall terminate automatically ten (10) days following disbursement of all funds remaining in the Escrow Account (including Eligible Cash Equivalents) and the payment in full of the Secured Notes and all other Obligations then due and owing under the Indenture, the guarantees thereunder and the Secured Note Collateral Documents, unless sooner terminated by agreement of the parties hereto (in accordance with the terms hereof, not in violation of the Indenture; the Trustee may not agree to terminate this Agreement unless it has received the consent of 100% of the Holders of all of the Secured Notes outstanding); provided, however, that the obligations of the Issuer under Section 2(d) and Section 5 (and any existing claims thereunder) shall survive termination of this Agreement or the resignation of the Escrow Agent; provided, further, however, that until such tenth day, the Issuer will cause this Agreement (or any permitted successor agreement) to remain in effect and will cause there to be an Escrow Agent (including any permitted successor thereto) acting hereunder (or under any such permitted successor agreement).

         8.  Miscellaneous.

         (a) Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

         (b) Invalidity. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

         (c) Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns. Nothing herein shall restrict the Escrow Agent from performing its duties through a sub-agent.

         (d) Benefit. The parties hereto and their successors and permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the Holders of the Secured Notes and their permitted assigns shall be entitled to the benefits hereof and to enforce this Agreement.

         (e) Time. Time is of the essence with respect to each provision of this Agreement.

         (f) Entire Agreement; Amendments. This Agreement, the Indenture and the [Secured Note Collateral Documents] contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only in accordance with Article X of the Indenture and further by a writing signed by a duly authorized representative of each party hereto.

         (g) Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; (b) three Business Days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed asset forth below; (c) when transmitted by telecopy with verbal confirmation of receipt by the telecopy operator to the telecopy number set forth below; or (d) one business day following the day timely delivered to a next-day air courier addressed as set forth below:

         To Escrow Agent:

                United States Trust Company of New York
                114 West 47th Street, 25th Floor
                New York, NY 10036


                Attention: Corporate Trust Administration

                telecopy: 212-852-1626

         To the Trustee:

                United States Trust Company of New York
                114 West 47th Street, 25th Floor
                New York, NY  10036

                Attention: Corporate Trust Administration

                telecopy: 212-852-1626

         To the Issuer:

                RBF Finance Co.
                901 Threadneedle
                Houston, TX  77079-2982

                Attention:  Leighton E. Moss

                Telecopy: (281) 496-0285
                Telephone: (281) 496-5000

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

         (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (i) Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

         (j) Choice of Law: Waiver of Jury Trial. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of law. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York, or by a United States Federal Court, sitting in The City of New York. The Issuer hereby submits to the personal jurisdiction of such courts, hereby waives personal service of process upon it and hereby waives, to the extent permitted by applicable law, the right to a trial by jury in any action or proceeding with the Escrow Agent. All actions and proceedings brought by the Issuer against the Escrow Agent relating to or arising from, directly or indirectly, this Agreement shall be litigated only in courts within the State of New York. The Issuer waives any objection that it may have to the location of the court in which the Escrow Agent has commenced a proceeding described in this paragraph including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens.

         (k) Authority of the Issuer; Valid and Binding Agreement. The Issuer hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Issuer. The execution, delivery and performance of this Agreement by the Issuer does not violate any applicable law or regulation to which the Issuer is subject and does not require the consent of any governmental or other regulatory body to which the Issuer is subject, except for such consents and approvals as have been obtained and are in full force and effect.

         (l) Authority of the Escrow Agent and the Trustee: Valid and Binding Agreement. Each of the Escrow Agent and the Trustee hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

         (m) Agent for Service: Submission to Jurisdiction: Waiver of Immunities. By the execution and delivery of this Agreement, the Issuer (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System, 1633 Broadway, New York, New York 10019 (or any successor), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System (or any successor) and written notice of said service to the Issuer shall be deemed in every respect effective service of process upon the Issuer in any such suit or proceeding. The Issuer further agrees to take any and all action, including the execution and filing of any and all such documents and instrument, as may be necessary to continue such destination and appointment of CT Corporation System (or any successor) in full force and effect so long as any of the Secured Notes shall be outstanding.

         To the extent that the Issuer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Account Agreement as of the day first above written.

ESCROW AGENT:                            UNITED STATES TRUST COMPANY
                                         OF NEW YORK
                                         as Escrow Agent




                                         By: /S/ PETER C. GERRER
                                             -----------------------------------
                                             Name:  Peter C. Gerrer
                                             Title: Vice President




TRUSTEE:                                 UNITED STATES TRUST COMPANY
                                         OF NEW YORK
                                         as Trustee




                                         By: /S/ PETER C. GERRER
                                             -----------------------------------
                                             Name:  Peter C. Gerrer
                                             Title: Vice President




ISSUER:                                  RBF FINANCE CO.




                                         By: /S/ STEVEN A. WEBSTER
                                             -----------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                          Form of Disbursement Request

                           [Letterhead of the Issuer]

                                     [Date]


United States Trust Company of New York
114 West 47th Street, 25th Floor
New York, New York 10036
Attention:  Corporate Trust Administration

         Re:      Disbursement Request No.
                  [indicate whether revised]

Ladies and Gentlemen:

         We refer to the Senior Secured Note Escrow Agreement (the "Escrow Agreement"), dated as of March 26, 1999 among you (the "Escrow Agent"), United States Trust Company of New York as Trustee, and RBF Finance Co., a Delaware corporation (the "Issuer"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

         This letter constitutes a Disbursement Request under the Escrow Agreement.

         The undersigned hereby notifies you that the Issuer has requested, and has satisfied the conditions contained in Section 3.1(a) of the Indenture for, the release of $___________ , from the Escrow Account which was deposited therein as a result of [specify source of deposit, i.e., payment made on Issuer Loan,] of $____________ , which amount will be invested or used as follows:

         [funding of an Issuer Loan pursuant to a specified Issuer Loan
Agreement]

         [e.g., payment of principal of, premium, if any, on or interest on the Secured Notes]

         In connection with the requested disbursement, the undersigned hereby certifies to you that:

         1. The Secured Notes have [not], as a result of an Event of Default (as defined in the Indenture), been accelerated and become due and payable.

         2. The conditions to funding the Issuer Loan referred to above, as set forth in the specified Issuer Loan Agreement have been satisfied.

         3. [add wire instructions].

         The Escrow Agent is entitled to rely on the foregoing in disbursing funds relating to this Disbursement Request.

                                         RBF FINANCE CO.




                                         By:
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------




         The Trustee hereby certifies to the Escrow Agent that it has received the applicable Officers' Certificate described in Section 11.5 of the Indenture for the release of the funds to be disbursed pursuant to the foregoing Disbursement Request.

                                         UNITED STATES TRUST COMPANY OF NEW YORK
                                         as Trustee




                                         By:
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------



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